S000047033 [Member] Investment Strategy - Causeway International Small Cap Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies and Risks What are the Fund’s principal investment strategies?
Strategy Narrative [Text Block]
The Fund invests primarily in common stocks of companies with smaller market capitalizations located in developed and emerging markets outside the US. The Fund normally invests at least 80% of its total assets in equity securities of companies with smaller market capitalizations. Smaller market capitalization companies have market capitalizations that do not exceed the highest market capitalization of a company included in the MSCI ACWI ex USA Small Cap Index (the “Small Cap Index”), at the time of purchase. As of December 31, 2025 the Small Cap Index included companies with market capitalizations of up to $13.1 billion, and included companies in both developed and emerging markets outside the US. Some of these companies, although small compared with larger US companies, might be large companies in their local markets. The Fund may continue to invest in a company with a market capitalization that appreciates above the smaller market capitalization threshold and thus may from time to time hold less than 80% of its total assets in equity securities of companies with smaller market capitalizations. The Fund may invest in a wide range of industries.
The Investment Adviser uses a quantitative investment approach to purchase and sell investments for the Fund. To select securities, the Investment Adviser’s proprietary computer model analyzes “stock-specific” factors relating to valuation, sentiment, technical indicators, quality, and corporate events; and “top‑down” factors relating to macroeconomics and country. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 90% of the score for a company. For each stock, the relative weight assigned to each stock-specific factor differs depending on its classification (for example, value, growth, momentum, capitalization or other classifications). The relative weights of these stock-specific factors are sometimes referred to as “contextual weights.” Factors and their weightings may change over time as the model is revised and updated, or if the classification of a stock changes. In addition to its quantitative research, the Investment Adviser’s fundamental research analysts review certain of the quantitative outputs to attempt to identify and address special issues, such as mergers and acquisitions or management changes, that may not be captured by the quantitative model.
If the Fund invests in a country, the percentage of the Fund’s total assets attributable to that country is not expected to be greater than the weight of that country in the Small Cap Index, plus 5 percentage points, or less than the weight of that country in the Small Cap Index minus 5 percentage points. In addition, at the discretion of the Investment Adviser, the Fund may invest up to 10% of total Fund assets in foreign and emerging markets not included in the Small Cap Index. The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located.